Star Equity Holdings

A Diversified Holding Company

Common Stock:
Nasdaq: STRR

Series A 10% Preferred Stock:
Nasdaq: STRRP

Growing shareholder value through excellence in operations and disciplined capital allocation

Investor Presentation
June 2022


Digirad

Healthcare



Construction


KBS

Investments

Forward-looking Statements

Star Equity Holdings

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company's part. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company's ability to repay or refinance it or incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the Company's preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company's common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company's preferred stock; the Company's ability to execute on its business strategy (including any cost reduction plans); the Company's failure to realize expected benefits of restructuring and cost-cutting actions; the Company's ability to preserve and monetize its net operating losses; risks associated with the Company's possible pursuit of acquisitions; the Company's ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company's business including economic and financial market conditions generally and economic conditions in the Company's markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company's services. For a detailed discussion of cautionary statements and risks that may affect the Company's future results of operations and financial results, please refer to the Company's filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management's views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP adjusted EBITDA financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company's business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures "Adjusted EBITDA" (defined as "earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc."). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company.

About Star Equity Holdings (Nasdaq: STRR; STRRP)

Star Equity Holdings

- Diversified holding company with three divisions
- Operating divisions are led by local management; corporate HQ functions like a private equity firm and manages Investments division
- In 2021, closed sale of non-continuing healthcare businesses for over $20 million
- 3/31/22 cash & cash equivalents balance of $15.0 million; well-positioned to pursue acquisitions
- Tax-efficient Series A 10% Preferred Stock (non-convertible) issued Sept. 2019 in an acquisition

Common Stock *(Nasdaq: STRR)*:
Stock Price* [1]*: $1.03
15.1 million shares outstanding [2]

Series A Preferred Stock *(Nasdaq: STRRP)*:
Stock Price [1]: $9.89
1.92 million shares outstanding [2]
10% annual cash dividend

(1) 5/31/22 closing price.
(2) As of 5/31/22.

Star Equity currently has three divisions:

HEALTHCARE

Across the USA

Diagnostic Imaging

Designs, manufactures, and sells proprietary mobile imaging cameras for hospitals and physicians

Services existing installed base

Diagnostic Services

Offers mobile imaging services to medical providers in their facilities

CONSTRUCTION

KBS (*Maine/New England*)

Designs and manufactures modular housing units

Commercial and residential projects

EBGL (*Minneapolis-area*)

Designs and manufactures wall panels and engineered wood products

Distributes building materials and operates a professional lumber yard and showroom

Commercial and residential projects

INVESTMENTS

Real Estate

Owns, manages, and finances real estate assets of Star Equity's operating companies

Investments

Strategic investments in potential acquisition targets or JVs for Star Equity

Investment Highlights

Star Equity Holdings

Benefits of Our Holding Company Structure

- **Enhanced revenue, cash flow, and earnings growth** due to stronger operations, cost savings, better funding, and other efficiencies
- Optimized and disciplined capital allocation will **maximize returns** over the long term
- **Operating CEOs focused on operations and growth,** not distracted by corporate functions
- **Platform for future bolt-on acquisitions** for existing operating companies, **acquisitions of new verticals,** and other **growth opportunities**

Financial Highlights

(FY 2021 vs. FY 2020) [1]	(Q1 2022 vs. Q1 2021) [1]
$106.6M Consolidated Revenue *+36.3%*	**$25.1M** Consolidated Revenue +12.1%
$6.9M Consolidated Gross Profit *+77.6%*	**$4.7M** Consolidated Gross Profit +51.5%
$4.5M Cash & cash equivalents As of 12/31/21	**$15.0M** Cash & cash equivalents As of 3/31/22

(1) During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health Technologies, Inc. ("DMS Health"), a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, which encompass Digirad Health (Diagnostic Services and Diagnostic Imaging), Star Modular Construction, and Star Investments and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Business Divisions and Corporate Structure

OPERATING CEOs

- Manage Operating Businesses
- Develop Organic Growth Opportunities
- Pursue Bolt-on Acquisitions

CURRENT OPERATING BUSINESSES

Healthcare

Construction

(bolt-on acquisitions to expand existing divisions)

FUTURE OPERATING BUSINESSES

Future Acquisition 1

Future Acquisition 2

Future Acquisition 3

(future acquisitions to create new business divisions)

CORP-LEVEL MANAGEMENT

- Capital Allocation
- Strategic Leadership & Oversight
- Assist Operating Management Teams
- Restructurings & Turnarounds
- Mergers, Acquisitions, & Dispositions
- Bank Relationships
- Capital Markets
- Investor Relations
- Financial Reporting, FP&A
- Compliance & Legal
- Manage Investments Division

Investments

Our Differentiated Corporate Strategy and Structure

Star Equity Holdings

Similar to Private Equity, but with Key Distinctions

1 Looking for accretive bolt-ons and/or new verticals

2 Willing and able to pursue both private and public acquisition targets, including through activism

3 Flexible deal structuring: able to use mix of cash, debt, common, preferred

4 Open-ended investment time horizon allows for flexible holding periods

5 Long-term relationship/ partnership mentality rather than transactional

6 Investment partners — Star Equity shareholders — do not pay any fees and have instant liquidity

Business Divisions: Healthcare

Star Equity Holdings


Digirad

Digirad Health

Star Equity Holdings

Digirad Health

Across the USA

Diagnostic Imaging

Designs, manufactures, and sells proprietary solid-state imaging cameras for hospitals and physicians

Services existing installed base

Diagnostic Services

Offers mobile imaging services to medical providers in their facilities

Making Healthcare Convenient. **As Needed. When Needed. Where Needed.**

Digirad Health: Diagnostic Imaging

Designs, manufactures, and sells proprietary solid-state cameras under the Digirad brand name with unmatched imaging and flexibility; services the existing installed base *

SUPERIOR
- Image quality
- Greater flexibility
- Smaller footprint
- Fast imaging acquisition times

NATION-WIDE FIELD SERVICE
Engineers provide flexible support for Digirad and non-Digirad models
- Remote Support
- Onsite Service
- Applications Support
- Preventative Maintenance
- Parts Support

FLEXIBLE SOLUTION
Customers: Physicians and Hospitals

Location: their offices, satellite clinics, healthcare facilities, and hospitals

Convenient: As needed, where needed, when needed

Digirad cameras


Ergo™


Cardius® X-ACT+


Cardius® 2 XPO


Cardius® 3 XPO

Website: https://www.digirad.com/cameras/

* Over the last 20 years, Digirad has manufactured approximately 1,000 imaging cameras

Digirad Health: Diagnostic Services

Offers mobile imaging services to medical providers on-site at their facilities as an alternative to purchasing equipment themselves or outsourcing procedures to other providers

SOLUTIONS / EQUIPMENT
Provides turnkey, diagnostic solutions to hospitals and healthcare systems; offers a variety of solid-state imaging cameras (fixed-site and mobile systems)

STAFF
Offers highly-skilled, trained, and certified nuclear medicine technologists and cardiac stress technicians

MAINTENANCE
Services all major brands of nuclear gamma cameras

LICENSING
Extensive portfolio of existing licenses and certifications

SUPPLIES
Wide range of nuclear imaging supplies and radiopharmaceuticals

ACCREDITATION
Assists clients with accreditation process

Mainly Digirad cameras



Website: https://www.digirad.com/diagnostic-services/

Healthcare: Financial Summary *

Healthcare division continued to rebound to more normal levels following a COVID-slowdown, with healthcare providers returning to normal operations and onsite visits.



Revenue ($ in millions)
$60
$58
$56
$54
$52
$50
$48
$46
$44
$49.2
$58.6
FY 2020
FY 2021



Gross Profit ($ in millions)
$14
$12
$10
$8
$6
$4
$2
$-
$10.2
$12.5
FY 2020
FY 2021

* During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Business Divisions: Construction

Star Equity Holdings



Star Modular Construction

Star Equity Holdings

Star Modular Construction

Maine/New England	*Minneapolis-area*
KBS Builders	**EBGL**

KBS Builders (*Maine/New England*)

- Designs and manufactures custom, modular housing units for single-family and multi-family projects
- Rapidly expanding presence in commercial-scale projects in the Greater Boston Area
- Owns largest production capacity of any modular manufacturer in New England

EBGL (*Minneapolis-area*)

- Designs and manufactures structural wall panels for commercial-scale, multi-family projects
- Designs and manufactures engineered wood products for single family homes and residential developments
- Distributes building materials and operates a professional lumber yard and showroom

Construction: KBS Builders

Star Equity Holdings

Maine-based designer and manufacturer of modular housing units

MODULAR UNITS

- Residential homes and town houses
- Apartment buildings and condos
- Multi-story commercial/office buildings
- Other commercial applications, hospitals, schools, etc.

BENEFITS OF MODULAR

- Shorter construction period
- Significantly lower labor costs
- Design flexibility
- High quality control







Website: www.kbsbuildersinc.com/

3 MANUFACTURING PLANTS

Two operated by KBS

South Paris, Maine: approx. 85,000 sq. ft.; capacity of 500-600 modular units per year

Oxford, Maine: approx. 90,000 sq. ft.; currently idle; partially re-opened in Sept. 2020 to manufacture wall panels; capacity of 400-500 modular units per year

One sub-leased to 3rd party

Waterford, Maine: approx. 60,000 sq. ft.

GEOGRAPHIC FOOTPRINT

Expanding universe of single and multi- family homebuilders and commercial contractors and developers across New England

- **Average selling price now exceeds $70,000/unit**
- **Potential sales pipeline of approximately $50 million**

KBS Builders Inc.

- **Long-Term Goal: Produce 15 to 20 units per week (750-1000 modular units per year) in the medium term, up from recent run rate of 7 to 8 per week (pre-acquisition run rate was 3 to 4 per week)**

Construction: KBS Builders – Progress on Multifamily Initiative

Star Equity Holdings

	PROJECT COMPLETED	*PROJECT COMPLETED*	*PROJECT COMPLETED*	*PROJECT COMPLETED*	*CONTRACT SIGNED*	*CONTRACT PENDING*
Contract Size	**$2.0M**	**$6.7M**	**$2.0M**	**$2.0-2.5M**	**~$9.0M**	**$4.0-4.5M**
Client	Martin Realty	Tocci Building Corporation	Real Estate Developer	Non-Profit Affordable Housing Developer	College in New England	Real Estate Developer
Scope	Manufacture of 58 building modules to be used for the construction of 32 housing units to renovate and expand an existing mixed-use building for military veterans	3-phase contract to manufacture 124 building modules creating 28 single-family and townhouse units for the U.S. Army Natick Soldier Systems Center	Manufacture of 36 building modules for the construction of 2 multifamily buildings	Manufacture of 40 building modules for the construction of 20 housing units for workforce housing	Pursuing a project to manufacture 72 building modules to be used for the construction of 4 dormitories	Pursuing a project to manufacture 58 building modules for the construction of 8 multifamily buildings
Location	Downtown Quincy, MA	Natick, MA	NH	Cape Cod and the Islands	New England	Cape Cod and the Islands
Delivery	September 2021	December 2021	December 2021	March 2022	Spring & Summer 2022	Summer & Fall 2022

Construction: EBGL

Two facilities, but managed together

EDGEBUILDER:

- Operates a **34,000 sq. ft.** leased wall panel and wood products manufacturing plant in **Prescott, WI**
- Services the **Midwest Area**
- Clients: **commercial** contractors

PRODUCTS
Wall panels, permanent wood foundations, and engineered wood products



SERVICES
Sustainable green building practices, quality structural components, advanced design solutions



BENEFITS
Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally conscious materials

EdgeBuilder, Inc. Wall panels for the pro builder.

Website: https://edgebuilderwallpanels.com/

GLENBROOK:

- Operates **33,000 sq. ft.** comprising a leased professional lumber yard and showroom in **Oakdale, MN** and a warehouse in **Hudson, WI**
- Services the upper Midwest states of **WI, IA, MN, ND, and SD**
- Clients: **commercial and residential** contractors

PRODUCTS
Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, and utility sheds



SERVICES
Roofing, millwork, and customized design



SYNERGIES
Have used excess capacity at KBS for wall panel manufacturing needs based on EdgeBuilder's expertise and experience

Glenbrook Building Supply, Inc.

Website: https://glenbrooklumber.com/

Construction: Financial Summary*

- FY 2021 Construction margins were affected by COVID-related rapid and historic rise in raw materials costs.
- Starting in early 2021, to offset these higher costs, the Company significantly increased Construction pricing, improved operations, and commodity price risk mitigation, which significantly improved gross margin in Q4 2021. Margins are expected to benefit further from these increases in 2022.



Revenue
($ in millions)
$50
$40
$30
$20
$10
$-
$28.9
$48.0
FY 2020
FY 2021



Gross Profit
($ in millions)
$5
$4
$3
$2
$1
$-
$4.1
$3.0
FY 2020
FY 2021

Business Divisions: Investments


KBS

Star Investments

Investments

Star Equity Holdings

Star Investments

Real Estate	Investments
• Owns and manages the real estate assets of Star Equity's operating companies • Negotiates standalone financing to optimize financial leverage and cost of capital	• Strategic investments in potential acquisition targets or JVs for Star Equity • Could use activist approach in certain situations

Star Real Estate

Star Equity Holdings

Formed in April 2019 with two purchase and leased back transactions:

Star Real Estate Holdings USA, Inc. ("SRE")

- Acquired and manages three manufacturing plants in Maine; two plants were purchased from KBS and a third from a private company
- All involved in the construction of modular buildings for residential, multi-family, and commercial projects


KBS

SIGNIFICANT STRATEGIC VALUE & UPSIDE POTENTIAL

- Three plants are within 15 miles of each other – the **largest modular manufacturing footprint in New England**
    - One plant is running at full capacity, but could be debottlenecked / expanded
    - One is sublet to a local company
- Plenty of **available capacity to handle increased demand**

STRATEGY

- Future **acquisition targets could have underappreciated** real estate assets that could be placed into SRE
- SRE has raised its own debt and is self-funded
- Optimizes financial leverage and cost of capital

Financial Highlights and Growth Initiatives

Star Equity Holdings

Growing
SHAREHOLDER VALUE

through
EXCELLENCE IN OPERATIONS AND DISCIPLINED CAPITAL ALLOCATION



Financial Highlights *



Revenue by Business Division
($ in millions)
$120
$100
$80
$60
$40
$20
$-
$78.2
$28.9
$49.2
$106.6
$48.0
$58.6
FY 2020
FY 2021
Healthcare
Construction
Investments



Gross Profit by Business Division
($ in millions)
$19
$14
$9
$4
$(1)
$14.0
$4.1
$10.2
$15.2
$3.0
$12.5
FY 2020
FY 2021
Healthcare
Construction
Investments

* During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2021 and 2020. The results presented here relate to continuing operations, The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions, and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities were reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020.

Growth Strategy

Star Equity Holdings

ORGANIC GROWTH OPPORTUNITIES

Healthcare

- Increase sales of proprietary, high-margin portable nuclear imaging cameras through continued advances in hardware design and upgrades
- Extend and grow high-margin, post-warranty camera support contracts through increased sales efforts
- Increase camera utilization and customer density at all points of service thereby increasing overall revenue and gross margin
- Expand geographic footprint through new and innovative product and service offerings

Construction

- Increase KBS's modular manufacturing output by debottlenecking / expanding South Paris plant and fully re-opening Oxford plant
- Long-term goal of reaching output capability of 750-1000 modular units per year; KBS's actual production in 2021 was approximately 350 modular units versus 280 in 2020 and 230 in 2019
- KBS and EBGL can expand presence in their markets by growing output and adding new products and services

Investments

- Three owned plants have separate credit facility, lowering the cost of capital, with proceeds used to grow Construction division

DISCIPLINED ACQUISITION STRATEGY

Seeking attractive acquisition opportunities to:

- **Expand existing business divisions** through bolt-on acquisitions
- Create **new business divisions**

Fully Funded and Positioned for Growth

Star Equity Holdings

RECENT ACTIONS TAKEN TO STRENGTHEN BALANCE SHEET

- Sold **DMS Health Technologies, Inc.** business unit **for $18.8 million;** transaction closed on March 31, 2021
- **MD Office Solutions ("MDOS"),** a small regional operation in Northern California, was sold on February 1, 2021 **for $1.4 million**
- Completed a **$2.1 million private placement** in December 2021 to help remove overhang of accumulated and unpaid preferred stock dividends
- Completed a **$14.3 million public offering** in January 2022 to support working capital needs, fund growth in Construction division, and target acquisition opportunities

PROCEEDS TO FUND:

- **Organic Growth Opportunities**
- **Acquisitions**

Our Acquisition Strategy

Star Equity Holdings

TARGETS: PUBLIC OR PRIVATE COMPANIES

- **Market cap of $5-50M** and more valuable inside our holding company structure
- **Existing assets, earnings, and cash flows** (no start-ups or venture capital-type situations)
- **High SG&A and public company costs** as a percentage of revenue that can be significantly reduced as part of Star Equity
- **Opportunities for improved operating and financial** performance
- **Bolt-ons** for existing platform businesses or **create new** divisions
- Businesses with **growth potential and strong operating management teams**

ACQUISITION SYNERGIES:

- Operating management teams freed up to **maximize operations and pursue growth opportunities**
- Sharing certain corporate functions will **reduce corporate overhead costs**
- **Lower cost of capital**
- **Better access to capital**
- **Better capital allocation**

Investment Highlights

Star Equity Holdings

Star Equity Holdings

- Diversified business lines with multiple revenue streams
- Healthcare business historically has provided stable cash flow
- Construction business has significant growth potential
- $106.6 million of revenue, $15.2 million of gross profit in 2021
- Platform for future bolt-on acquisitions & other growth opportunities
- Experienced management team with public company track record

Corporate Management Team



JEFFREY EBERWEIN

EXECUTIVE CHAIRMAN

- Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management
- Portfolio Manager at Soros Fund Management and Viking Global
- CEO of Hudson Global, Inc., a global recruitment company; extensive public company Board experience
- Holds an MBA from The Wharton School and a BBA from The University of Texas



RICHARD COLEMAN

CHIEF EXECUTIVE OFFICER

- Over 30 years of executive leadership experience including as CEO of 2 other public companies
- Extensive experience in technology management, operational excellence, acquisitions, and as a public company Board member
- Holds an MBA from Golden Gate University and a BS in Management from the US Air Force Academy



DAVID NOBLE

CHIEF FINANCIAL OFFICER

- Joined Digirad in late 2018 after 20+ years of Wall Street experience in investment banking and capital markets; Lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector
- 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas
- Holds an MBA in Finance from MIT's Sloan School of Management and a BA from Yale University



HANNAH BIBLE

CHIEF LEGAL OFFICER & CORPORATE SECRETARY

- Over 15 years of combined legal and accounting experience across a variety of industries, including CFO and in-house counsel to Lone Star Value Management; VP Finance and Corporate Secretary to ATRM; legal advisor to RRMS Advisors; diplomatic advisor within the U.N. General Assembly to the Asian-African Legal Consultative Organization; and served on the board of several public companies
- Adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law
- Earned an LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law, and a BBA in Accounting from Middle Tennessee State University



SHAWN MILES

VP, FINANCE & STRATEGY

- Joined in 2016
- Previously worked as a research analyst at Lone Star Value Management; responsible for securities analysis spanning a variety of sectors and investment strategies
- Earned a master's degree in Behavioral Economics from Cornell University; holds a BS in Applied Economics & Management from Cornell University

Operating Companies Management Team



MARTY SHIRLEY

INTERIM PRESIDENT

DIGIRAD HEALTH, INC.

- Appointed Interim President of DHI in May 2022; joined Digirad in 2006; formerly President of DHI's Services business
- Over 35 years of clinical and industrial experience in medical imaging industry
- Holds an Associates Degree in Liberal Arts from Santa Fe Community College and an Associates Degree in Nuclear Medicine Technology from Hillsborough Community College



THATCHER BUTCHER

PRESIDENT

KBS BUILDERS, INC.

- Joined KBS as President in May 2022
- Extensive construction industry experience, most recently as General Manager of the Mid Atlantic Division of Anthony Sylvan Pools in Jessup, MD and as General Manager of the Truss & Engineered Lumber Division of TW Perry in Gaithersburg, MD
- Studied Architectural Design & Building Technology at State University of New York and completed coursework in Architecture at Clemson University; also completed General Management and Leadership Development training at George Mason University



RON SCHUMACHER

EXECUTIVE CHAIRMAN

EDGEBUILDER, INC.

- Joined EBGL in 2021 as Executive Chairman with over 40 years of experience in the construction and lumber industries
- Formerly President & CEO of Consolidated Lumber Company, where he oversaw the integration of multiple bolt-on acquisitions
- Graduated from the Building Material Marketing and Management program at Minnesota West Community & Technical College

Star Equity Holdings

Star Equity Holdings


Appendix

Historical Financial Data: Statements of Operations *($ in 000s)*

Star Equity Holdings

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Revenues:		
Healthcare	$ 13,418	$ 13,307
Construction	11,631	9,047
Total revenues	25,049	22,354
Cost of revenues:		
Healthcare	10,242	10,709
Construction	10,045	8,503
Investments	99	65
Total cost of revenues	20,386	19,277
Gross profit	4,663	3,077
Operating expenses:		
Selling, general and administrative	6,788	5,055
Amortization of intangible assets	430	438
Gain on sale of MD Office Solutions	—	(847)
Total operating expenses	7,218	4,646
Loss from operations	(2,555)	(1,569)
Other income (expense):		
Other (expense) income, net	(6)	35
Interest expense, net	(190)	(272)
Gain on forgiveness of PPP loans	—	1,220
Total other (expense) income	(196)	983
Loss from continuing operations before income taxes	(2,751)	(586)
Income tax provision	(950)	(2)
Loss from continuing operations, net of tax	(3,701)	(588)
Income from discontinued operations, net of tax	—	6,020
Net (loss) income	(3,701)	5,432
Deemed dividend on Series A perpetual preferred stock	(479)	(479)
Net (loss) income attributable to common shareholders	$ (4,180)	$ 4,953
Net income (loss) per share—basic and diluted		
Net loss per share, continuing operations	$ (0.29)	$ (0.12)
Net income per share, discontinued operations	$ —	$ 1.22
Net (loss) income per share—basic and diluted*	$ (0.29)	$ 1.10
Deemed dividend on Series A cumulative perpetual preferred stock per share	$ (0.04)	$ (0.10)
Net (loss) income per share, attributable to common shareholders—basic and diluted*	$ (0.33)	$ 1.01
Weighted-average shares outstanding—basic and diluted	12,669	4,916
Dividends declared per Series A perpetual preferred stock	$ 0.25	$ —

During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for the reporting period ending December 31, 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions and discontinued operations, which consists of Mobile Healthcare.

Historical Financial Data – Balance Sheets *($ in 000s)*

Star Equity Holdings

	March 31, 2022 (unaudited)		December 31, 2021	
Assets:				
Current assets:				
Cash and cash equivalents	$	15,035	$	4,538
Restricted cash		385		278
Investments		1,182		713
Accounts receivable, net of allowances of $1.2 million and $0.8 million, respectively		15,910		15,811
Inventories, net		10,287		8,525
Other current assets		1,977		1,998
Total current assets		44,776		31,863
Property and equipment, net		8,853		8,918
Operating lease right-of-use assets, net		5,346		4,494
Intangible assets, net		14,642		15,072
Goodwill		6,046		6,046
Other assets		1,528		1,659
Total assets	$	81,191	$	68,052
Liabilities, Mezzanine Equity and Stockholders' Equity:				
Current liabilities:				
Accounts payable	$	5,196	$	4,277
Accrued liabilities		3,608		2,445
Accrued compensation		3,192		3,051
Accrued warranty		420		569
Billings in excess of costs and estimated profit		15		312
Deferred revenue		2,975		2,457
Short-term debt		13,334		12,869
Operating lease liabilities		1,422		1,253
Finance lease liabilities		559		588
Total current liabilities		30,721		27,821
Deferred tax liabilities		998		72
Operating lease liabilities, net of current portion		3,996		3,299
Finance lease liabilities, net of current portion		639		706
Other liabilities		386		412
Total liabilities		36,740		32,310
Preferred stock, $0.0001 par value: 10,000,000 shares authorized: Series A Preferred Stock, 8,000,000 shares authorized, liquidation preference ($10.00 per share), 1,915,637 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively		18,988		18,988
Stockholders' equity:				
Preferred stock, $0.0001 par value: 25,000 shares authorized; Series C Participating Preferred stock, no shares issued or outstanding		—		—
Common stock, $0.0001 par value: 30,000,000 shares authorized; 15,029,410 and 5,805,916 shares issued and outstanding (net of treasury shares) at March 31, 2022 and December 31, 2021, respectively		1		—
Treasury stock, at cost; 258,849 shares at March 31, 2022 and December 31, 2021, respectively		(5,728)		(5,728)
Additional paid-in capital		162,860		150,451
Accumulated deficit		(131,670)		(127,969)
Total stockholders' equity		25,463		16,754
Total liabilities, mezzanine equity and stockholders' equity	$	81,191	$	68,052

During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health, a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for the reporting period ending December 31, 2020. The results presented here relate to continuing operations, which include the Healthcare (Diagnostic Services and Diagnostic Imaging), Construction, and Investments divisions and discontinued operations, which consists of Mobile Healthcare.

Reconciliation of Net Income to Adjusted EBITDA *($ in 000s)*

Star Equity Holdings

For The Three Months Ended March 31, 2022	Healthcare	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations	$ (940)	$ (916)	$ 88	$ (1,933)	$ (3,701)
Depreciation and amortization	315	487	99	—	901
Interest expense	64	79	47	—	190
Income tax provision	950	—	—	—	950
EBITDA from continuing operations	389	(350)	234	(1,933)	(1,660)
Unrealized loss on derivatives [1]	—	676	—	—	676
Litigation costs [2]	868	—	—	—	868
Stock-based compensation	15	6	—	123	144
Financing cost [4]	5	78	17	—	100
Non-GAAP adjusted EBITDA from continuing operations	$ 1,277	$ 410	$ 251	$ (1,810)	$ 128

For The Three Months Ended March 31, 2021	Healthcare	Construction	Investments	Star Equity Corporate	Total
Net income (loss) from continuing operations [7]	$ 645	$ (512)	$ 75	$ (796)	$ (588)
Depreciation and amortization	357	479	65	—	901
Interest expense	75	197	—	—	272
Income tax provision	2	—	—	—	2
EBITDA from continuing operations	1,079	164	140	(796)	587
Unrealized gain on equity securities [1]	—	—	—	(23)	(23)
Litigation costs [2]	—	—	—	2	2
Stock-based compensation	78	—	—	51	129
Gain on disposal of MD Office Solutions [3]	(847)	—	—	—	(847)
Tenant receivable	—	323	—	—	323
Financing cost [4]	42	90	—	—	132
COVID-19 Protection Equipment [5]	38	—	—	—	38
SBA PPP Loan forgiveness [6]	—	(1,220)	—	—	(1,220)
Non-GAAP adjusted EBITDA from continuing operations	$ 390	$ (643)	$ 140	$ (766)	$ (879)

(1) *Reflects adjustments for any unrealized gains or losses in derivatives value and change in fair value of investments in equity securities.*

(2) *Reflects one time litigation costs.*

(3) *Reflects the gain from the sale of MDOS.*

(4) *Reflects financing costs from our credit facilities.*

(5) *Reflects purchases related to COVID -19 personal protection equipment.*

(6) *Reflects the forgiveness of the Paycheck Protection Program.*

(7) *Reflects the reclassification of prior year Diagnostic Services and Diagnostic Imaging net income into Healthcare segment and intercompany elimination from Construction and Investments segment.*

Supplemental Debt Information *($ in 000s)*

Star Equity Holdings

	March 31, 2022		December 31, 2021	
	Amount	Weighted-Average Interest Rate	Amount	Weighted-Average Interest Rate
Revolving Credit Facility - Gerber KBS	$ 2,921	6.25%	$ 3,131	6.00%
Revolving Credit Facility - Gerber EBGL	2,081	6.25%	1,652	6.00%
Revolving Credit Facility - SNB	7,334	2.95%	7,016	2.60%
Total Short-term Revolving Credit Facilities	$ 12,336	4.29%	$ 11,799	3.98%
Gerber - Star Loan Principal, net	$ 998	6.50%	$ 1,070	6.25%
Short Term Loan	$ 998	6.50%	$ 1,070	6.25%
Total Short-term debt	$ 13,334	4.45%	$ 12,869	4.17%

Capitalization Table

Star Equity Holdings

Fully Diluted Capital Structure				
(in thousands except price per share)	**Shares**	**Price**		**Market Value**
Common Shares [1]	15,082	$ 1.03	$	15,535
Warrants (May 2020) [2]	702	$ -	$	-
Warrants (January 2022) [3]	10,925	$ -	$	-
10% Series A Preferred [4]	1,916	$ 10.00	$	19,156
Net Debt/(Cash) [5]			$	(2,086)
Enterprise Value			$	32,605

[1] Price based on May 31, 2022 closing market price. Share count as of May 31, 2022.
[2] In terms of share equivalents. Expire May 28, 2025. Strike price of $2.25 per share. Price is the difference between the 5/31/22 closing common stock price and the strike price.
[3] In terms of share equivalents. Expire Jan 24,2027. Strike price of $1.50 per share. Price is the difference between the 5/31/22 closing common stock price and the strike price.
[4] Preferred stock shown at liquidation preference of $10/share.
[5] Reference debt schedule below.

March 31, 2022 Net Debt Schedule		
($ in thousands)	**Amount**	**Rate**
Sub-Level Debt:		
Digirad Health	7,334	2.95%
KBS	2,921	6.25%
EGBL	2,081	6.25%
Star Real Estate	998	6.50%
Corporate-Level Debt	-	-
Total Debt [6]	13,334	4.45% [7]
Cash [8]	(15,420)	
Net Debt/(Cash)	(2,086)	

[6] Debt balances as of March 31, 2022.
[7] Weighted Average Cost of Debt.
[8] Includes restricted cash balance of $0.4 million.

Other Publicly-Traded Holding Companies

Star Equity Holdings

Small Cap:	Ticker	Market Cap[1]	Business Highlights
Elah Holdings Inc.	ELLH	50	• Recently reorganized holding company • Co-sponsored by funds managed by 210 Capital and Goldman Sachs Asset Management
Great Elm Group Inc.	GEG	67	• Durable medical equipment • Real estate • Investment management
Crawford United Corp	CRAWA	85	• Aerospace manufacturing • Marketing technology • Metal, silicone, and hydraulic hoses • Air handling and energy efficient solutions
ALJ Regional Holdings Inc.	ALJJ	86	• Business process outsourcing services • Printing services • Finished home products manufacturing
BBX Capital Corp	BBXIA	91	• Vacation ownership interests • Real estate • Chocolate and confectionary products
BitNile Holdings Inc.	NILE	119	• Defense and aerospace • Financial services
INNOVATE Corp.	VATE	191	• Infrastructure • Life sciences • Broadcasting
SWK Holdings Corp	SWKH	246	• Financial services for life science companies, including royalty-related financing
Boston Omaha Corp[2]	BOC	649	• Insurance services • Outdoor advertising services
Steel Partners Holdings LP[2],[3]	SPLP	868	• Diversified industrial manufacturing • Oil drilling and production services • Financial services
B. Riley Financial Inc.	RILY	1,518	• Financial services • Internet access and related subscription services • Telecom and VOIP services
Compass Diversified Holdings	CODI	1,592	• Consumer goods manufacturing • Environmental services

(1) Based on data as of 05/31/22 - $ in millions.
(2) Incentive fees paid to management teams.
(3) SPLP is a publicly-traded partnership as opposed to a C-corp structure.

Contact Us

Star Equity Holdings

Jeff Eberwein

Executive Chairman

Rick Coleman

CEO

David Noble

CFO

admin@starequity.com

The Equity Group Inc.
Trusted Partners in Investor Relations & Corporate Communications

Investor Relations

Lena Cati

The Equity Group Inc.

Senior Vice President

212-836-9611 / lcati@equityny.com